                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 16, 2003
                                                  ----------------


                    SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Delaware                               000-11521                              23-1701520
-------------------------------------      -------------------------------      -----------------------------------
    (State or Other Jurisdiction                    (Commission                           (I.R.S. Employer
         of Incorporation)                          File Number)                         Identification No.)


4 Country View Road, Malvern, Pennsylvania                        19355
-------------------------------------------------           ------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code           (610) 647-5930
                                                            ------------------
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Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a) Financial Statements of Business Acquired.

                  Not Applicable.

(b) Pro Forma Financial Information.

                  Not Applicable

(c) Exhibits.

         Exhibit
         Number          Description
         -------         -----------------------------------------------------

         99.1 Press Release dated April 16, 2003 entitled SCT Announces Financial Results for the Second Quarter of Fiscal 2003; Schedules Investor Call.

Item 9.  Regulation FD Disclosure.

         This Current Report on Form 8-K is being furnished pursuant to Item 12. See "Item 12. Results of Operations and Financial Condition" below.

Item 12.  Results of Operations and Financial Condition.

         On April 16, 2003, Systems & Computer Technology Corporation, a Delaware corporation (the "Company"), issued a press release reporting financial results for its second quarter ended March 31, 2003. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The disclosure in this Form 8-K of any financial information shall not constitute an admission that such information is material.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 17, 2003                 Systems & Computer Technology Corporation


                                     By:
                                         -------------------------------------
                                         Eric Haskell
                                         Executive Vice President, Finance &
                                         Administration, Treasurer and
                                         Chief Financial Officer

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                                  Exhibit Index

         Exhibit
         Number            Description
         ----------        ----------------------------------------------------

         99.1 Press Release dated April 16, 2003 entitled SCT Announces Financial Results for the Second Quarter of Fiscal 2003; Schedules Investor Call.